UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2012

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 1, 2012, the Company’s shareholders approved an amendment to the Alkermes plc 2011 Stock Option and Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,200,000.  A copy of the Alkermes plc 2011 Stock Option and Incentive Plan, as amended pursuant to the aforementioned shareholder approval, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On August 1, 2012, the Company held its Annual General Meeting of Shareholders. The final voting results for this meeting are as follows:

1.               Shareholders elected Floyd E. Bloom as a Class 1 director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2015 and until his respective successor is elected and shall qualify, with the votes cast as follows: 113,587,631 votes for; 1,760,538 votes withheld; 9,463,320 broker non-votes.

Shareholders elected Geraldine A. Henwood as a Class 1 director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2015 and until her respective successor is elected and shall qualify, with the votes cast as follows: 113,407,415 votes for; 1,940,754 votes withheld; 9,463,320 broker non-votes.

2.               Shareholders approved an amendment to the Alkermes plc 2011 Stock Option and Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,200,000, with the votes cast as follows: 67,584,686 votes for; 47,744,659 votes against; 18,824 abstentions; 9,463,320 broker non-votes.

3.               Shareholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with the votes cast as follows: 109,890,078 votes for; 5,175,327 votes against; 282,764 abstentions; 9,463,320 broker non-votes.

4.               Shareholders approved the one-year option as the frequency of the vote on the compensation of the Company’s named executive officers (in the form of a non-binding, advisory vote), with the votes cast as follows: 107,451,556 votes for the one-year option; 93,310 votes for the two-year option; 7,518,771 votes for the three-year option; 284,532 abstentions; 9,463,320 broker non-votes.

Based on these voting results, the Board of Directors has determined to hold a non-binding, advisory vote on the compensation of its named executive officers every year until the next required shareholder vote on the frequency of such advisory vote. The next shareholder vote on the frequency of such advisory vote currently is expected to be held at the 2018 annual general meeting of shareholders.

5.               Shareholders approved the resolution authorizing the 2013 Annual General Meeting of Shareholders of the Company to be held at a location outside of Ireland, with the votes cast as follows: 124,562,897 votes for; 163,895 votes against; 84,697 abstentions; 0 non votes; 0 uncast votes.

6.               Shareholders approved the appointment of PricewaterhouseCoopers as the independent auditors of the Company and authorized the Audit and Risk Committee of the Board of Directors to set the auditor’s remuneration, with the votes cast as follows: 123,041,134 votes for; 1,700,867 votes against; 69,488 abstentions; 0 non votes; 0 uncast votes.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Alkermes plc 2011 Stock Option and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: August 6, 2012	BY:	/s/ James M. Frates

James M. Frates

Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)